                                                              Exhibit I A (6)(a)

CERTIFICATE

1.  AMENDING OR RESTATING CERTIFICATE                           BOARD OF          BOARD OF DIRECTORS          BOARD OF DIRECTORS
    OF INCORPORATION   BY ACTION OF    / / INCORPORATION    / / DIRECTORS     /x/ AND SHAREHOLDERS        / / AND MEMBERS
                                                                                  (Stock Corporation)         (Nonstock Corporation)

                              STATE OF CONNECTICUT          -------------------
                             SECRETARY OF THE STATE         For office use only
                                                            -------------------
                                                            ACCOUNT NO.

                                                            -------------------
                                                            INITIALS

                                                            -------------------

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
NAME OF CORPORATION                               DATE
  Hartford Life Insurance Company                      August 2, 1984
- -------------------------------------------------------------------------------

                                                                   B. AMENDED
2.  The Certificate of Incorporation is  /x/ A. AMENDED ONLY   / / AND RESTATED   / / C. RESTATED ONLY  by the following resolution


     RESOLVED, That Section 3 of the Corporation's Restated Certificate of Incorporation be amended to read as follows:

          "Section 3. The capital with which the Corporation shall commence business shall be an amount not less than one thousand dollars ($1,000). The authorized capital shall be five million six hundred and ninety thousand dollars ($5,690,000) divided into one thousand (1,000) shares of common capital stock with a par value of five thousand six hundred and ninety dollars ($5,690) each."


3.  (Omit if 2.A is checked.)
    (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any; if none, so indicate.)




     (b) Other than as indicated in Par.3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
BY ACTION OF INCORPORATORS
     / / 4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

     We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

- ------------------------------------------------------------------------------------------------------------------------
     SIGNED                                  SIGNED                                       SIGNED

- ------------------------------------------------------------------------------------------------------------------------
                                                              APPROVED
  (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote; if none, so indicate)
- ------------------------------------------------------------------------------------------------------------------------
     SIGNED                                  SIGNED                                       SIGNED

- ------------------------------------------------------------------------------------------------------------------------

                                                             (Continued)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
BY ACTION OF BOARD OF DIRECTORS
/ /  4. (Omit if 2.C is checked.)  The above resolution was adopted by the board of directors acting alone,
  / / there being no shareholders       / /  the board of directors being so
      or subscribers.                        authorized pursuant to Section
                                             33-341, Conn. G.S. as amended
  / / the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.
- --------------------------------------------------------------------------------
5.  The number of affirmative votes    6.  The number of directors' votes
    required to adopt such resolution is:   in favor of the resolution was:
- --------------------------------------------------------------------------------
We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

- --------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (PRINT OR TYPE)    NAME OF SECRETARY OR
                                                       ASSISTANT SECRETARY
                                                       (PRINT OR TYPE)

- --------------------------------------------------------------------------------
SIGNED (President or Vice President)    SIGNED (Secretary or Assistant
                                        Secretary)

- --------------------------------------------------------------------------------
BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
/X/  4. The above resolution was adopted by the board of directors and by shareholders.
5.  Vote of shareholders:
(a) (Use if no shares are required to be voted as a class.)
- --------------------------------------------------------------------------------

NUMBER OF SHARES ENTITLED TO VOTE       TOTAL VOTING POWER       VOTE REQUIRED FOR ADOPTION         VOTE FAVORING ADOPTION

               400                             400                           267                              400
- ---------------------------------------------------------------------------------------------------------------------------

     (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)




We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.
- --------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT          NAME OF SECRETARY OR ASSISTANT
     (Print or Type)                         SECRETARY (Print or Type)

Edward N. Bennett (Sr. Vice President)       Robert C. Fischer (Secretary)
- --------------------------------------------------------------------------------
SIGNED (President or Vice President)         SIGNED (Secretary or Assistant
                                             Secretary)
/s/ Edward N. Bennett                        /s/ Robert C. Fischer
- --------------------------------------------------------------------------------
BY ACTION OF BOARD OF DIRECTORS AND MEMBERS
/ /  4.  The above resolution was adopted by the board of directors and by members.

5.  Vote of members:
(a) (Use if no members are required to vote as a class.)
- --------------------------------------------------------------------------------
NUMBER OF MEMBERS VOTING      TOTAL VOTING POWER    VOTE REQUIRED FOR
                                                    ADOPTION
- -------------------------------------------------------------------------------
VOTE FAVORING ADOPTION

- ----------------------
(b) (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)




We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
- --------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT          NAME OF SECRETARY OR ASSISTANT
     (Print or Type)                         SECRETARY (Print or Type)

- --------------------------------------------------------------------------------
SIGNED (President or Vice President)         SIGNED (Secretary or Assistant
                                             Secretary)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
 FOR OFFICE USE ONLY
          FILED           FILING FEE         CERTIFICATION FEE        TOTAL FEES
 STATE OF CONNECTICUT        $30                    $27                  $57
                         -------------------------------------------------------
     AUG - 3 1984         SIGNED (For Secretary of the State)
  /s/
                         -------------------------------------------------------
                          CERTIFIED COPY SENT ON (Date: 8/6/84       INITIALS

                         -------------------------------------------------------
                          TO
 SECRETARY OF THE STATE
/s/                      -------------------------------------------------------